UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2026

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5701 N. Pima Road	85250
Scottsdale, Arizona
(Address of principal executive offices)	(Zip Code)

(602) 244-6600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization

On June 25, 2026, ON Semiconductor Corporation (“onsemi”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), by and among onsemi, a Delaware corporation, Sonic Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of onsemi (“Merger Sub”), and Synaptics Incorporated, a Delaware corporation (“Synaptics”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub will merge with and into Synaptics (the “Merger”), with Synaptics surviving the Merger as a wholly owned subsidiary of onsemi. Capitalized terms used but not defined herein have the meanings specified in the Merger Agreement.

onsemi’s Board of Directors has unanimously approved the Merger Agreement and the issuance of common stock, par value $0.01 per share, of onsemi (“onsemi Common Stock”) in connection with the Merger.

Merger Consideration

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Synaptics (“Synaptics Common Stock”) outstanding immediately prior to the Effective Time (other than shares held by Synaptics, any Synaptics subsidiary, onsemi, any onsemi subsidiary, or Merger Sub, which will be cancelled) will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of onsemi Common Stock, equal to 1.350 (the “Exchange Ratio”) (the “Merger Consideration”). No fractional shares of onsemi Common Stock will be issued in the Merger, and Synaptics stockholders will receive cash in lieu of any fractional shares, as specified in the Merger Agreement. No appraisal, dissenters’ or similar rights will be available to holders of Synaptics Common Stock under applicable law, including Section 262 of the DGCL, in connection with the Merger.

If the Merger is consummated, Synaptics Common Stock will be delisted from the Nasdaq Stock Market LLC (“Nasdaq”) and deregistered under the Securities Exchange Act of 1934, as amended. The Exchange Ratio is expected to result in Synaptics equityholders owning approximately 12% of the combined company on a pro forma basis following the closing of the transactions contemplated by the Merger Agreement (the “Closing”).

Treatment of Synaptics Equity Awards

Pursuant to the Merger Agreement, at the Effective Time, each Synaptics restricted stock unit (“Synaptics RSU Award”) that is outstanding but not vested immediately prior to the Effective Time and held by an individual who, immediately after the Effective Time, constitutes an employee of onsemi within the meaning of Form S-8, will be assumed by onsemi and converted into a restricted stock unit award denominated in shares of onsemi Common Stock, covering a number of shares of onsemi Common Stock equal to the product, rounded to the nearest whole number, of the number of shares of Synaptics Common Stock underlying such Synaptics RSU Award multiplied by the Exchange Ratio, subject to the same terms and conditions as applied immediately prior to the Effective Time. Each Synaptics RSU Award that is (A) vested but not yet settled as of immediately prior to the Effective Time, (B) by its terms becomes vested in connection with the Closing or (C) is held by a non-employee member of Synaptics’s board of directors (the “Synaptics Board”) as of immediately prior to the Effective Time will be cancelled, and the former holder will have the right to receive an amount of Merger Consideration equal to the product of the Exchange Ratio and the applicable number of shares of Synaptics Common Stock subject to such award.

Each Synaptics performance stock unit (“Synaptics PSU Award”) that is outstanding but not vested immediately prior to the Effective Time and held by an individual who, immediately after the Effective Time, constitutes an employee of onsemi within the meaning of Form S-8, will be assumed by onsemi and converted into a performance-based stock unit award denominated in shares of onsemi Common Stock, covering a number of shares of onsemi Common Stock equal to the product, rounded to the nearest whole number, of the number of shares of Synaptics Common Stock underlying such Synaptics PSU Award multiplied by the Exchange Ratio, subject to the same terms and conditions as applied immediately prior to the Effective Time, except that for purposes of determining the number of shares of Synaptics Common Stock subject to each such converted Synaptics PSU Award, the applicable performance conditions for Synaptics PSU Awards for which the performance period has not yet closed will be deemed satisfied at target level, subject only to the time-based vesting conditions. Each Synaptics PSU Award that is (A) vested but not yet settled as of immediately prior to the Effective Time, (B) by its terms becomes vested in connection with the Closing or (C) is held by a non-employee member of the Synaptics Board as of immediately prior to the Effective Time will be cancelled, and the former holder will have the right to receive an amount of Merger Consideration equal to the product of the Exchange Ratio and the applicable number of shares of Synaptics Common Stock subject to such award, determined as if the performance conditions were satisfied at target level for Synaptics PSU Awards for which the performance period has not yet closed.

Each Synaptics market stock unit (“Synaptics MSU Award”) that is outstanding immediately prior to the Effective Time, which constitutes a Non-Vested MSU, and is held by an individual who, immediately after the Effective Time, constitutes an employee of onsemi within the meaning of Form S-8, will be assumed by onsemi and converted into a restricted stock unit award denominated in shares of onsemi Common Stock, covering a number of shares of onsemi Common Stock equal to the product, rounded to the nearest whole number, of the number of shares of Synaptics Common Stock underlying such Synaptics MSU Award (with such number determined based on actual performance of the performance conditions applicable to such Synaptics MSU Award as of immediately before the Closing) multiplied by the Exchange Ratio, and otherwise subject to the same terms and conditions as applied immediately prior to the Effective Time. Each Synaptics MSU Award that is (A) vested but not yet settled as of immediately prior to the Effective Time, (B) by its terms becomes vested in connection with the Closing or (C) is held by a non-employee member of the Synaptics Board as of immediately prior to the Effective Time will be cancelled, and the former holder thereof will have the right to receive an amount of Merger Consideration equal to the product of the applicable number of shares of Synaptics Common Stock subject to such award, determined based on actual performance of the applicable performance conditions as of immediately before the Effective Time and the Exchange Ratio.

If the treatment specified in the Merger Agreement for a non-U.S. grantee would be otherwise prohibited, subject to onerous regulatory requirements, or subject to adverse tax treatment under applicable law, onsemi may provide compensation equivalent in value to the non-U.S. grantee in the form of a cash payment, reduced by applicable taxes, or a new equity award, as reasonably determined by onsemi in consultation with Synaptics.

Governance

At the Closing, onsemi will appoint one independent director, designated by onsemi from among those directors serving on the Synaptics Board as of immediately prior to the Effective Time that have been proposed to onsemi by the Synaptics Board for consideration.

Closing Conditions

Completion of the Merger is subject to certain customary closing conditions, including, among other things, (1) the adoption of the Merger Agreement by the holders of a majority of the shares of Synaptics Common Stock outstanding and entitled to vote (the “Required Synaptics Stockholder Vote”), (2) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Merger under certain other antitrust and foreign investment regimes, (3) the absence of any order, injunction or law of certain jurisdictions prohibiting the Merger, (4) the effectiveness of the registration statement pursuant to which shares of onsemi Common Stock to be issued in the Merger will be registered with the U.S. Securities and Exchange Commission (the “SEC”), (5) the approval for listing on Nasdaq of shares of onsemi Common Stock to be issued in the Merger, (6) the accuracy of the other party’s representations and warranties, subject to certain standards set forth in the Merger Agreement, (7) compliance in all material respects with the other party’s covenants and other obligations under the Merger Agreement, (8) the absence of a continuing material adverse effect with respect to each of onsemi and Synaptics, and (9) the receipt by each party of customary closing tax opinions regarding the intended tax treatment of the Merger. The parties anticipate the transaction to close in mid-2027.

No Solicitation; Board Recommendation

Synaptics has agreed not to (a) solicit proposals relating to alternative acquisition transactions or (b) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative acquisition transaction from a third party, subject to certain exceptions to permit the Synaptics Board to comply with its fiduciary obligations. Synaptics has further agreed to cease and cause to be terminated any existing discussions or negotiations, if any, with regard to alternative acquisition transactions. However, subject to the conditions specified in the Merger Agreement, prior to receipt of the Required Synaptics Stockholder Vote, the Synaptics Board may consider and ultimately change its recommendation with respect to, and may terminate the Merger Agreement in response to, an unsolicited, bona fide acquisition proposal that the Synaptics Board determines in good faith constitutes a Superior Proposal, subject to customary match rights. The Synaptics Board may also change its recommendation in response to an Intervening Event.

Termination and Fees

The Merger Agreement may be terminated under certain circumstances, including (1) by either onsemi or Synaptics if the Merger is not completed by June 25, 2027, which date may be extended for up to three periods of three months each, in each case under certain circumstances (the “End Date”), (2) by either onsemi or Synaptics if any court or governmental authority of a specified jurisdiction has issued a final non-appealable order or injunction prohibiting the Merger, (3) by onsemi prior to the Required Synaptics Stockholder Vote if the Synaptics Board fails to include in its proxy statement its recommendation to its stockholders to vote in favor of the adoption of the Merger Agreement or changes its recommendation, (4) by Synaptics prior to the Required Synaptics Stockholder Vote in order to accept a Superior Proposal (subject to payment of a termination fee, described below), (5) by either onsemi or Synaptics if Synaptics fails to receive the Required Synaptics Stockholder Vote at its stockholder meeting (including any adjournments and postponements thereof), or (6) by either party if the other party materially breaches its covenants, or breaches its representations and warranties, in the Merger Agreement such that the applicable conditions to closing would not be satisfied, subject in certain cases to the right of the breaching party to cure the breach. onsemi and Synaptics may also terminate the Merger Agreement by mutual written consent.

Upon termination of the Merger Agreement, Synaptics, under specified circumstances, including termination by Synaptics to accept a Superior Proposal or by onsemi following a change in recommendation by the Synaptics Board, will be required to pay onsemi a termination fee of $235,000,000. Additionally, onsemi, under specified circumstances, including termination following an injunction arising in connection with certain antitrust or foreign investment laws, or failure to receive certain required regulatory approvals of specified governmental authorities by the End Date, will be required to pay Synaptics a regulatory termination fee of $320,000,000.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants made by each of the parties, including, among others, covenants regarding the conduct of onsemi’s and Synaptics’s businesses during the pendency of the transaction, the making of certain public disclosures and other matters as described therein. Subject to the terms and conditions of the Merger Agreement, the parties have agreed to use reasonable best efforts to take all actions reasonably necessary to consummate the Merger, including obtaining all required or necessary consents, approvals or waivers from third parties, and cooperating to obtain the regulatory approvals necessary to complete the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference. A copy of the Merger Agreement has been included to provide onsemi stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about onsemi, Synaptics, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by onsemi stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by onsemi stockholders or other security holders. onsemi stockholders and other security holders are not third-party beneficiaries under the Merger Agreement (except under limited circumstances as set forth in the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of onsemi, Synaptics, Merger Sub or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in onsemi’s public disclosures. onsemi acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, onsemi, Synaptics, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the registration statement on Form S-4 and proxy statement/prospectus that onsemi and Synaptics will file, as applicable, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that onsemi will make with the SEC.

Item 8.01	Other Events.

On June 25, 2026, onsemi and Synaptics jointly issued a press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction between Synaptics and onsemi. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Synaptics’ and onsemi’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Synaptics and onsemi, all of which are subject to change.  Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology that convey uncertainty of future events or outcomes.

These forward-looking statements involve known and unknown risks and uncertainties, which may cause Synaptics’ or onsemi’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from regulators or the stockholders of Synaptics for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Synaptics or onsemi, including restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; (5) the ability of Synaptics and onsemi to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; (10) uncertainty as to the long-term value of onsemi’s common stock; (11) legislative, regulatory and economic developments; and (12) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Synaptics’ and onsemi’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Synaptics’ overall business, including those more fully described in Synaptics’ filings with the SEC including its annual report on Form 10-K for the fiscal year ended June 28, 2025, and its quarterly reports filed on Form 10-Q for the current fiscal year, and onsemi’s overall business and financial condition, including those more fully described in onsemi’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2025, and its quarterly reports filed on Form 10-Q for its current fiscal year. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Synaptics nor its management undertakes any obligation to update or revise any forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information about the Transaction and Where To Find It

The proposed transaction will be submitted to the stockholders of Synaptics for their consideration. In connection with the proposed transaction, onsemi will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Synaptics and that also constitutes a prospectus of onsemi. Each of Synaptics and onsemi will provide the proxy statement/prospectus to Synaptics stockholders. Synaptics and onsemi also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Synaptics or onsemi may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties on Synaptics Investor Relations at https://investor.synaptics.com/ (for documents filed with the SEC by Synaptics) or onsemi Investor Relations at https://investor.onsemi.com/ (for documents filed with the SEC by onsemi).

Participants in the Solicitation

Synaptics, onsemi and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Synaptics stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Synaptics stockholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC.You can find more detailed information about Synaptics’ executive officers and directors under the headings “Proposal 1 – Election of Directors,” “Director Compensation,” “Compensation Discussion and Analysis,” “Named Executive Officer Compensation Tables,” “CEO Pay Ratio Disclosure,” “Pay Versus Performance Disclosure” and “Beneficial Ownership of Certain Stockholders” in its definitive proxy statement filed with the SEC on September 16, 2025. To the extent holdings of Synaptics common stock by the directors and executive officers of Synaptics have changed from the amounts of Synaptics common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=817720&owner=exclude under the tab “Ownership Disclosures”.  You can find more detailed information about onsemi’s executive officers and directors under the headings “The Board of Directors and Corporate Governance,” “Compensation of Executive Officers” and “Stock Ownership” in its definitive proxy statement filed with the SEC on April 2, 2026. To the extent holdings of onsemi common stock by the directors and executive officers of onsemi have changed from the amounts of onsemi common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1097864&owner=exclude under the tab “Ownership Disclosures”. Additional information about Synaptics’ executive officers and directors and onsemi’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Reorganization, dated as of June 25, 2026, by and among ON Semiconductor Corporation, Sonic Acquisition Corp. and Synaptics Incorporated.
99.1	Press Release, dated June 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON Semiconductor Corporation

June 25, 2026	By:	/s/ Paul Dutton
	Name:	Paul Dutton
	Title:	Senior Vice President, Chief Legal Officer and Secretary